                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(b) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 24, 1996  (September 30, 1996)
                                                -----------------------------------------------

                            SUSA Partnership, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



  Tennessee                                    333-03344                   62-1554135
-----------------------------------------------------------------------------------------------
(State or other jurisdiction                   (Commission                 (IRS Employer
  of incorporation)                            File Number)                 Identification No.)



10440 Little Patuxent Parkway, Suite 1100, Columbia, Maryland              21044
-----------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code          (410) 730-9500
                                                  ------------------------------

ITEM 5: OTHER EVENTS


SUSA Partnership, L.P. ("OP"), a limited partnership controlled by Storage USA, Inc., (the "Company") has consummated the acquisition of 9 self-storage facilities. The 9 facilities totaling approximately 597,000 square feet are located in five states and were purchased for approximately $ 33.7 million.

The Company managed, for a fee, the 1 facility acquired on August 30, 1996 (indicated below with an *).

All of the facilities were acquired with cash or units of limited partnership interest in the Operating Partnership ("Units"). The acquisitions were funded by cash generated from operations, the issuance of Units, and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the OP, and the OP intends to continue the use of all facilities for that purpose. The OP's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The following provides certain additional information concerning the 9 facilities acquired:


Location                        Seller                                         Date of Acquisition

Oklahoma City, Oklahoma         Storage Trust Partnership, LP                      August 16, 1996
Edmond, Oklahoma                Storage Trust Partnership, LP                      August 16, 1996
Phoenix, Arizona                32nd & Shea Development, Inc.                      August 16, 1996
Richmond, Virginia *            Willow Lawn Partners                               August 30, 1996
Delray Beach, California        KB Enterprises                                   September 3, 1996
Pacheco, California             Bank of The West                                 September 4, 1996
Hawaiian Gardens, California    Bancap Storage Properties VII                   September 30, 1996
Huntington Beach, California    John C. Petry                                   September 30, 1996
Spring, Texas                   Devon Opportunity Partners, LP                  September 30, 1996

The following data related to the facilities is derived from the OP's internal records as of the last day of the month following closing:

                                      Square      Rent per    Economic    Physical
Location                                feet   square foot   Occupancy   Occupancy Total Units   Contract Price
--------                                ----   -----------   ---------   --------- -----------   --------------

Oklahoma City, Oklahoma               40,150      $  5.26         84%        92%         377     $    892,874
Edmond, Oklahoma                      37,180      $  5.42         86%        92%         350     $    988,518
Phoenix, Arizona**                    80,125      $  9.23         84%        91%         848     $  5,000,000
Richmond, Virginia *                  71,917      $ 12.19         85%        97%         638     $  5,600,000
Delray Beach, California              44,475      $  8.50         74%        79%         485     $  1,385,000
Pacheco, California                   58,745      $ 12.23         89%        92%         779     $  4,350,000
Hawaiian Gardens, California          62,410      $  6.56         85%        88%         692     $  7,250,000
Huntington Beach, California          67,739      $  7.38         80%        84%         719     $  3,900,000
Spring, Texas ***                    134,334      $  9.67         79%        81%       1,188     $  4,100,000
                                  ---------------------------------------------------------------------------

                                     597,075      $  8.93         83%        88%       6,076     $ 33,466,392
                                  ===========================================================================

 ** This facility began operation in December of 1994.
 ***This facility was completed in stages during the fall of 1994 and winter of 1996.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS


(a)      FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED.

         *       Report of Independent Accountants

         * Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1995 (Audited), and for the six months ended June 30, 1996 (Unaudited).

         * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

(b)       PRO FORMA FINANCIAL INFORMATION

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1995.

         *       Notes to Unaudited Pro-Forma Combined Condensed Financial
                   Statements.

(c)      EXHIBITS

         Exhibit          Description

         23.0             Consent of Independent Accountants.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

         We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquisition Facilities") described in
Note 1 to the Historical Summaries for the year ended December 31, 1995. These Historical Summaries are the responsibility of the management of the Acquisition Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

         The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquisition Facilities' revenues and expenses.

         In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquisition Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                        COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
October 18, 1996

                             ACQUISITION FACILITIES

                     HISTORICAL SUMMARIES OF COMBINED GROSS
                     REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

                                                                    For the             For the
                                                                   year ended       six months ended
                                                                  December 31,          June 30,
                                                                      1995                1996
                                                                ----------------    ------------------
                                                                                      (unaudited)
                                                                                        (note 1)

Gross Revenue:
     Rental revenue                                                      $4,366              $2,323
     Other revenue                                                           32                  13
                                                                ----------------    ------------------

          Total gross revenue                                             4,398               2,336
                                                                ----------------    ------------------

Direct Operating Expenses:
     Property operations and maintenance                                    911                 516
     Real estate taxes                                                      303                 157
                                                                ----------------    ------------------

          Total direct operating expenses                                 1,214                 673
                                                                ----------------    ------------------

Revenue in excess of direct operating expenses                           $3,184              $1,663
                                                                ================    ==================



                            See Accompanying Notes.

                             ACQUISITION FACILITIES

                        NOTES TO HISTORICAL SUMMARIES OF
              COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES

1.  BASIS OF PRESENTATION

         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following 9 self-storage facilities (the "Acquisition Facilities") which have been acquired by the Operating Partnership during the period from August 1, 1996 to September 30, 1996.

                       Acquisition Facilities - Locations
                       ----------------------------------

 Oklahoma City, Oklahoma        Richmond, Virginia *               Hawaiian Gardens, California

 Edmond, Oklahoma               Delray Beach, California           Huntington Beach, California

 Phoenix, Arizona               Pacheco, California                Spring, Texas


          * - The Company managed the facility prior to the purchase.

         The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Acquisition Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquisition Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  INTERIM PERIODS

         The unaudited interim Historical Summaries have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1996, and the unaudited Pro Forma Combined Condensed Statements of Operations for the six months ended June 30, 1996, and for the year ended December 31, 1995 have been prepared to reflect the acquisition of the 9 facilities (the "Acquisition Facilities") and the adjustments described in the accompanying notes. The pro forma combined condensed financial information is based on the historical financial statements of SUSA Partnership, L.P. in the Partnership's Form 10-Q for the six months ended June 30, 1996 and the pro forma financial information in footnote 6 to the Partnership's Consolidated Financial Statement for the year ended December 31, 1995 included in its' Registration Statement on Form S-3 (File no. 33-03344) and should be read in conjunction with those financial statements and the notes thereto. The Pro Forma Combined Condensed Balance Sheet was prepared as if the 9 Acquisition Facilities were purchased on June 30, 1996. The Pro Forma Combined Condensed Statements of Operations were prepared as if the Acquisition Facilities were purchased at the beginning of the period reflected thereon. The combined condensed pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Partnership's future financial position or results of operations.

         The pro forma condensed consolidated financial information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                             SUSA PARTNERSHIP, L.P.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              as of June 30, 1996
                                  (Unaudited)
                             (amounts in thousands)

                                                      Historical                                       Pro Forma
                                                         SUSA         Acquisition      Pro Forma          SUSA
                                                   Partnership, L.P.   Facilities     Adjustments    Partnership, L.P.
                                                   -----------------  --------------  ------------   -----------------
Assets:
     Investment in storage facilities, net                $623,013          $33,736       $51,563 (a)       $708,312
     Cash and equivalents                                    3,283                                             3,283
     Other assets                                            7,745                                             7,745
                                                   -----------------  --------------  ------------   -----------------

          Total Assets                                    $634,041          $33,736       $51,563           $719,340
                                                   =================  ==============  ============   =================

Liabilities and Shareholders' Equity
     Line of credit borrowings                             147,435           28,684      (109,649)(b)         66,470
     Mortgage notes payable                                 13,604            4,440                           18,044
     Accounts payable and accrued expenses                   5,504                                             5,504
     Rents received in advance                               4,302                                             4,302
     Dividend payable                                       11,000                                            11,000
     Minority interest                                         427                                               427
                                                   -----------------  --------------  ------------   -----------------

          Total liabilities                               $182,272          $33,124     ($109,649)          $105,747
                                                   -----------------  --------------  ------------   -----------------

Partners' Capital
     General Partner                                       424,310                        159,000 (d)        583,310
     Limited Partners                                       35,424              612         2,212 (c)         38,248
     Notes receivable - officers                            (7,965)                                           (7,965)
                                                   -----------------  --------------  ------------   -----------------

          Total partners' capital                          451,769              612       161,212            613,593
                                                   -----------------  --------------  ------------   -----------------

          Total liabilities and partners' capital         $634,041          $33,736       $51,563           $719,340
                                                   =================  ==============  ============   =================


                            See Accompanying Notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1996
                                  (Unaudited)
                       (thousands, except per unit data)


                                        Historical                                         Pro Forma
                                           SUSA          Acquisition      Pro Forma          SUSA
                                     Partnership L.P.     Facilities     Adjustments    Partnership, L.P
                                     -----------------   ------------    ------------   ----------------
Property Revenues:
Rental income                                $44,590         $2,323          $9,390 (e)       $56,303
Management income                                446                           (160)(f)           286
Other income                                     654             13             116 (g)           783
                                     -----------------   ------------    ------------   ----------------

     Total Revenues                           45,690          2,336           9,346            57,372
                                     -----------------   ------------    ------------   ----------------

Property Expenses:
Cost of property operations
     and maintenance                          12,113            516           2,191 (h)        14,820
Taxes                                          3,744            157             846 (i)         4,747
General & administrative                       1,749                            400 (j)         2,149
Depreciation & amortization                    5,433                          1,624 (k)         7,057
                                     -----------------   ------------    ------------   ----------------

     Total Expenses                           23,039            673           5,061            28,773
                                     -----------------   ------------    ------------   ----------------

     Income from property operations          22,651          1,663           4,285            28,599

Other Income (expenses):
   Interest expense                           (3,223)                           652 (l)        (2,571)
   Interest income                               330                                              330
                                     -----------------   ------------    ------------   ----------------

Income before minority interest               19,758          1,663           4,937            26,358

Minority interest                               (127)                            86 (m)           (41)
                                     -----------------   ------------    ------------   ----------------

   Net income                                $19,631         $1,663          $5,023           $26,317
                                     =================   ============    ============   ================

   Net income per unit                                                                          $1.02
                                                                                        ================

   Weighted Average units
       Outstanding                                                                             25,928
                                                                                        ================

                            See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                  (Unaudited)
                      (thousands, except per unit data)

                                                   Initial
                                                  Pro Forma                                            Pro Forma
                                                     SUSA             Acquisition       Pro Forma         SUSA
                                                 Partnership, L.P.     Facilities      Adjustments    Partnership, L.P
                                                 ----------------     -----------      -----------   -----------------
Property Revenues:
Rental income                                          $81,875            $4,366         $23,292 (n)      $109,533
Management income                                        1,072                              (488)(o)           584
Other income                                             1,037                32             338 (p)         1,407
                                                 ----------------     -----------      -----------   -----------------

     Total Revenues                                     83,984             4,398          23,142           111,524
                                                 ----------------     -----------      -----------   -----------------

Property Expenses:
Cost of property operations
     and maintenance                                    22,385               911           5,003 (q)        28,299
Taxes                                                    6,171               303           2,699 (r)         9,173
General & administrative                                 3,046                             1,300 (s)         4,346
Depreciation & amortization                              9,579                             3,702 (t)        13,281
                                                 ----------------     -----------      -----------   -----------------

     Total Expenses                                     41,181             1,214          12,704            55,099
                                                 ----------------     -----------      -----------   -----------------

     Income from property operations                    42,803             3,184          10,438            56,425

Other Income (expenses):
   Interest expense                                     (7,679)                            1,435 (u)        (6,244)
   Interest income                                         637                                                 637
                                                 ----------------     -----------      -----------   -----------------

Income before minority interest                         35,761             3,184          11,873            50,818

Minority interest                                         (224)                              172 (v)           (52)
                                                 ----------------     -----------      -----------   -----------------

   Net income                                          $35,537            $3,184         $12,045           $50,766
                                                 ================     ===========      ===========   =================

   Net income per unit                                                                                       $1.96
                                                                                                     =================

   Weighted Average Units
       Outstanding                                                                                          25,928
                                                                                                     =================

                            See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE/UNIT AND PER SHARE/UNIT DATA)
                                  (UNAUDITED)



1.       SUSA PARTNERSHIP, L.P.

         SUSA Partnership, L.P. (the "Partnership") historical financial information includes Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.       ACQUISITION FACILITIES - BALANCE SHEET

         Amounts reflect the acquisition of 9 facilities acquired from August 1, 1996 to September 30, 1996, for a price of $33,736. The total acquisition price includes the purchase price of the facilities ($33,466) plus the Partnership's estimated average cost of $30 per property for capital improvements ($270). The acquisition price was funded with borrowings under the Partnership's lines of credit, $4,440 of secured notes payable, and an issuance of 18,282 units of limited partnership interest in the Operating Partnership ("OP Units"). The OP Units were issued at $33.50 per unit.


3.       SUSA PARTNERSHIP, L.P. - INITIAL PRO FORMA STATEMENT OF OPERATIONS

         The initial pro forma statement of operations for the year ended December 31, 1995 is presented as if the Company's public offering of 4,025,000 shares of common stock at $28.375 per share and the corresponding contribution of the net proceeds therefrom to the capital of the Partnership in exchange for OP Units, and the acquisition of 63 properties during 1995 had occurred on January 1, 1995.


4.       ACQUISITION FACILITIES - STATEMENT OF OPERATIONS

         The statements of operations for the Acquisition facilities reflects the results of operations of the Acquisition Facilities for the year ended December 31, 1995, and the results of operations of the Acquisition Facilities for the six months ended June 30, 1996, which are included in the Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - COMBINED CONDENSED BALANCE SHEET
         Pro Forma Adjustments are as follows:

                                                                                                AS OF
                                                                                              JUNE 30, 1996
                                                                                           ------------------

(a)      To reflect the purchase of 18 acquisition facilities purchased
         from June 28, 1996 to July 31, 1996.                                                 $   64,603
         To reflect the purchase of 3 of the 18 acquisition facilities
         purchased prior to June 30, 1996.                                                    $  (10,061)
         To reflect the net impact of the exchange of the Partnership's
         Jacksonville, Florida property for the two Oklahoma
         Acquisition Facilities                                                               $   (2,979)
                                                                                                ---------
         Pro Forma adjustment                                                                 $   51,563

(b)      To reflect the purchase of 18 acquisition facilities purchased
         from June 28, 1996 to July 31, 1996.                                                 $   62,391
         To reduce the line of credit borrowings by the aggregate value of the 1,916,933 shares of common stock issued to US Realty for
         $31.30 per share.                                                                    $  (60,000)
         To reflect the purchase of 3 of the 18 acquisition facilities
         purchased prior to June 30, 1996.                                                    $  (10,061)
         To reduce the line of credit borrowings by the cost of the two Oklahoma Acquisition Facilities received in exchange for
         the Jacksonville, Florida facility.                                                  $   (1,881)
         To reduce the line of credit borrowings by the amount of
         cash received in the exchange for the Jacksonville, Florida facility.                $   (1,098)
         To reduce the line of credit borrowings by the aggregate value of the 3,162,939 shares of common stock issued to US Realty for
         $31.30 per share.                                                                    $  (99,000)
                                                                                              ----------
         Pro Forma adjustment                                                                 $ (109,649)

(c)      To reflect the issuance of 67,453 OP units in connection with
         the purchase of 18 acquisition facilities.                                           $    2,212

(d)      To reflect the issuance of 5,079,872 shares of common stock,
         $.01 per share par value, to US Realty and the corresponding contribution of the net proceeds therefrom to the capital of the
         Partnership in exchange for O.P. Units.                                              $  159,000


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                 SIX MONTHS ENDED
                                                                                                   JUNE 30, 1996
                                                                                           ---------------------------

(e)      To record rental income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                  $      5,268
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.             $       (240)
         To reduce rental income for the Jacksonville property (exchanged for the two Oklahoma Acquisition Facilities), which was consolidated
         in the Historical balances.                                                          $       (256)
         To record rental income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $      4,618
                                                                                                   -------
         Pro Forma adjustment                                                                 $      9,390

(f)      To reduce management income for the 14 managed properties
         acquired in the first six months of 1996 and the one managed property acquired on August 30, 1996, based on actual management fees
         earned by the Partnership during the six months ended June 30, 1996.                 $       (160)

(g)      To record other income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                  $         58
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.             $         (7)
         To record other income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $         65
                                                                                                   -------
         Pro Forma adjustment                                                                 $        116

(h)      To record the cost of property operations for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date
         acquired.                                                                            $      1,367
         To reduce the cost of property operations and maintenance for
         80 % of the West Palm Beach Acquisition Facility, which was
         consolidated in the Historical balances.                                             $        (82)
         To reduce the cost of property operations and maintenance for the
         Jacksonville property (exchanged for the two Oklahoma Acquisition
         Facilities),  which was consolidated in the Historical balances.                     $        (66)
         To record the cost of property operations for the 18 properties acquired
         from June 28, 1996 to July 31, 1996.                                                 $        972
                                                                                                    -------
         Pro Forma adjustment                                                                 $      2,191


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                SIX MONTHS ENDED
                                                                                                  JUNE 30, 1996
                                                                                             -----------------------
(i)      To record taxes for 29 properties acquired during the first
         six months of 1996 from January 1, 1996 to the date acquired.                        $        399
         To reduce taxes for 80% of the West Palm Beach Acquisition
         Facility, which was consolidated in the Historical balances.                         $        (18)
         To record the cost of property operations for the 18 properties acquired
         from June 28, 1996 to July 31, 1996.                                                 $        283
         To reduce taxes for the Jacksonville property (exchanged for the two
         Oklahoma Acquisition Facilities), which was consolidated in the
         Historical balances                                                                  $        (18)
         To reflect an estimated increase in taxes based on the Partnership's
         historical results subsequent to acquisition.                                        $        200
                                                                                                   -------
         Pro Forma adjustment                                                                 $        846

(j)      To reflect an estimated increase in general and administrative expense
         based on the Partnership's historical results subsequent to acquisition.             $        400

(k)      To record depreciation for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based on a purchase price allocation to depreciable assets, based on a
         40 year life.                                                                        $        726
         To record depreciation on 18 facilities acquired from June 28, 1996 to
         July 31, 1996 based on approximately $47,160 of the purchase price
         being allocated to depreciable assets and based on a 40 year life.                   $        590
         To record depreciation on Acquisition Facilities based on approximately
         $24,628 of the purchase price being allocated to depreciable assets and
         based on a 40 year life.                                                             $        308
                                                                                                     -----
         Pro Forma adjustment                                                                 $      1,624


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                SIX MONTHS ENDED
                                                                                                  JUNE 30, 1996
                                                                                             -----------------------
(l)      To record interest expense for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based
         on bank borrowings at 6.4% and mortgages assumed.                                    $      (2,393)
         To reflect interest expense on bank debt utilized to fund the purchase of the 18 properties acquired from June 28, 1996 to July 31,
         1996, based on $62,391 of bank borrowings at 6.4%.                                   $      (1,997)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on $28,684 of bank borrowings at
         at 6.4% and $4,440 of secured debt at 7.0%.                                          $      (1,073)
         Less: Interest savings as a result of the pro forma effect of the first quarter equity offering of $61,000,  assumed to occur
         on January 1, 1996.                                                                  $         929
         Less: Interest savings as a result of the pro forma effect of the third quarter equity offering of $60,000,  assumed to occur
         on January 1, 1996.                                                                  $       1,920
         Less: Interest savings as a result of the pro forma effect of reduced lines of credit borrowings due to the non-cash purchase of the two
         Oklahoma Acquisition Facilities.                                                     $          98
         Less: Interest savings as a result of the pro forma effect of the third quarter equity offering of $99,000,  assumed to occur
         on January 1, 1996.                                                                  $       3,168
                                                                                                   --------
         Pro Forma adjustment                                                                 $         652

(m)      To reduce minority interest expense for the six months ended
         June 30, 1996 on West Palm Beach Acquisition Facility which the
         Partnership had an approximately 20% interest in prior to acquisition.               $          86


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                             YEAR ENDED
                                                                                                DECEMBER 31, 1995
                                                                                             -----------------------

(n)      To record rental income for 29 properties acquired during the
         first six months of 1996.                                                            $     14,954
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                                  $       (489)
         To reduce rental income for the Jacksonville property (exchanged for the two Oklahoma Acquisition Facilities), which was consolidated
         in the Initial Pro Forma balances.                                                   $        (79)
         To record rental income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $      8,906
                                                                                                   -------
         Pro Forma adjustment                                                                 $     23,292

(o)      To reflect the reduction in management income for the fourteen managed properties acquired in the first six months of 1996 and for the one managed property acquired on August 30, 1996, for the period managed by the Partnership, based on actual management fees
         earned by the Partnership for the year ended December 31, 1995.                      $       (488)

(p)      To record other income for 29 properties acquired during the
         first six months of 1996.                                                            $        264
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                                  $         (2)
         To record other income for 18 properties acquired from June 28, 1996
         to July 31, 1996.                                                                    $         76
                                                                                                     -----
         Pro Forma adjustment                                                                 $        338

(q)      To record cost of property operations for 29 properties acquired
         during the first six months of 1996.                                                 $      3,288
         To reduce the cost of property operations and maintenance for the 80% of the West Palm Beach Acquisition Facility as the property
         was consolidated in the Initial Pro Forma balances.                                  $       (141)
         To reduce the cost of operations for the Jacksonville property
         (exchanged for the two Oklahoma Acquisition Facilities, which was
         consolidated in the Initial Pro Forma balances.                                      $        (14)
         To record cost of property operations for 18 properties acquired
         from June 28, 1996 to July 31, 1996.                                                 $      1,870
                                                                                                    ------
         Pro Forma adjustment                                                                 $      5,003


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                    YEAR ENDED
                                                                                                DECEMBER 31, 1995
                                                                                             -----------------------
(r)      To record taxes for 29 properties acquired during the first six
         months of 1996.                                                                      $      1,148
         To reflect the estimated increase in taxes based on the
         Partnership's historical results subsequent to acquisition.                          $      1,000
         To reduce taxes for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the
         Initial Pro Forma balances.                                                          $        (21)
         To reduce taxes for the Jacksonville property (exchanged
         for the two Oklahoma Acquisition Facilities), which was consolidated
         in the Initial Pro Forma balances.                                                   $         (6)
         To record cost of property operations for 18 properties acquired
         from June 28, 1996 to July 31, 1996.                                                 $        578
                                                                                                    ------
         Pro Forma adjustment                                                                 $      2,699

(s)      To reflect estimated increase in general and administrative expense based on the Partnership's historical results subsequent to
         acquisition.                                                                         $      1,300

(t)      To record depreciation for 29 properties acquired during the first six months of 1996, based on approximately $ 76,261 of the purchase
         price being allocated to depreciable assets, based on a 40 year life.                $      1,907
         To record depreciation for 18 facilities acquired from June 28, 1996 to July 31, 1996, based on approximately $ 47,160 of the purchase
         price being allocated to depreciable assets and based on a 40 year life.             $      1,179
         To record depreciation on Acquisition Facilities based on approximately
         $24,628 of the purchase price being allocated to depreciable assets and
         based on a 40 year life.                                                             $        616
                                                                                                    ------
         Pro Forma adjustment                                                                 $      3,702


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE/UNIT DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                   YEAR ENDED
                                                                                                DECEMBER 31, 1995
                                                                                             -----------------------

(u)      To reflect interest expense on bank debt utilized to fund the purchase of 29 properties acquired during the first six months of 1996, based
         on $ 93,164 of bank borrowing at 6.1%.                                               $      (5,683)
         To reflect interest expense on mortgages assumed of $ 7,060 at 9.0%.                 $        (635)
         To reflect interest expense on bank debt utilized to fund the purchase of the 18 facilities acquired from June 28, 1996 to July 31, 1996,
         based on $62,391 of bank borrowing at 6.1%.                                          $      (3,806)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on  $28,684 of bank borrowing
         at 6.1% and $4,440 of secured debt at 7.0%.                                          $      (2,061)
         Less: Interest savings at 6.1% based on the pro forma effect of the first quarter equity offering of $61,000 assumed to reduce
         borrowings on January 1, 1995.                                                       $       3,721
         Less: Interest savings at 6.1% based on the pro forma effect of the third quarter equity offering of $60,000 assumed to reduce
         borrowings on January 1, 1995.                                                       $       3,660
         Less: Interest savings as a result of the pro forma effect of reduced lines of credit borrowings due to the non-cash purchase of the two
         Oklahoma Acquisition Facilities                                                      $         200
         Less: Interest savings at 6.1% based on the pro forma effect of the third quarter equity offering of $99,000 assumed to reduce
         borrowings on January 1, 1995.                                                       $       6,039
                                                                                                 ----------
         Pro Forma adjustment                                                                 $       1,435

 (v)     To reduce minority interest expense for the year ended
         December 31, 1995 on the West Palm Beach Acquisition Facility,
         which the Partnership had an approximately 20% interest in prior
         to acquisition.                                                                      $         172


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DATED: October 24, 1996

                                        SUSA Partnership, L.P.

                                        By:    /s/ Thomas E. Robinson
                                           ----------------------------------
                                                 Thomas E. Robinson
                                                 President and
                                                 Chief Financial Officer